Exhibit 99.2

Investor Presentation August 2021 | OTCQB: ZDPY A Highly Regulated & EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren OTCQB: ZDPY I August 2021 877 - 360 - 8839 | @ZonedProperties

FORWARD - LOOKING STATEMENTS This presentation release contains forward - looking statements . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition ; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships ; general economic conditions ; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

COVID - 19 STATEMENT In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants and their customers and have remained open pursuant to state and local government requirements . At this time, the Company does not foresee any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES ® , INC. Our MISSION To Provide integrated Real Estate Services for the Regulated Cannabis Industry , positioning the Company for Real Estate Investments & Revenue Growth . Our VISION Our VALUES Integrating Legacy Cannabis into Modern Communities through regulated Real Estate Development Projects. Sophistication , Safety , Sustainability , Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

Source: MJBizDaily.com THE MARKET OPPORTUNITY 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

Source: NewFrontierData.com THE MARKET OPPORTUNITY 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. How can a Real Estate Company, Fund, or Investor effectively identify real estate or properties with successful operators for acquisition targets and investment opportunities? 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES MARKET APPROACH Acquisition & Investment Opportunities Prop Tech Services Franchise Services Advisory Services Zoned Properties’ Real Estate Services for Emerging and Highly Regulated Industries can help enhance value and mitigate risk for Real Estate Investment Opportunities with Clients & Partners. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES GROWTH STRATEGY

ZONED PROPERTIES INC

(Real Estate Assets & Investment Revenue)

- Zoned Properties Investment Strategy
  - Zoned Properties Advisory Services
  - Zoned Properties Brokerage Services
  - Zoned Properties Franchise Services
  - Zoned Properties PropTech Services

(Real Estate Services Revenue & Growth Divisions)

Zoned Properties has positioned the organization as a leading real estate development firm for emerging and highly regulated industries, specifically focusing its best practices on the emerging regulated cannabis industry. We are redefining strategic approaches to commercial real estate in regulated sectors through value-driven service offerings built out of market necessity to support an evolving and increasingly complex business landscape.

OTCQB: ZDPY I August 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES ADVISORY SERVICES Client & Partner TESTIMONIALS “Our business would not exist without the strategic guidance from Zoned Properties.” – Valera K. Chief Compliance Officer “Zoned Properties has been an excellent partner in this project.” – Ruth M. Development Services Director “The Town of Parachute is excited to see a Zoned Properties development come to town.” – Stuart M. Town Manager We help clients develop Cannabis Projects Let us develop your project, so you can develop your business. Secure Your Property Develop Your Project Sustain Your Profits 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES BROKERAGE SERVICES Real estate transactions in the regulated cannabis industry can be extremely challenging. That’s why we created our own licensed brokerage team to directly guide clients through the process toward a successful transaction. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021 PROPERTIES BROKERAGE LLC

ZONED PROPERTIES FRANCHISE SERVICES • We believe Franchise Organizations are strong drivers of value for real estate development and investment opportunities. • Zoned Properties has partnered with & provided investment for a national cannabis retail franchisor, Open Dør Dispensaries, to leverage our real estate services across a multi - state platform. • Through our convertible debenture, Zoned Properties also has the opportunity to convert its investment for up to a 33% equity stake in the franchisor organization. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES PROPTECH SERVICES

ZONED® PROPERTIES INC

- Our team has implemented two Property Technology ("PropTech") Data Projects that will focus on solving critical needs in regulated real estate markets starting with the identification of property and ending with consumer and community interaction/connectivity with the built retail environment (i.e. brick and mortar).
- Zoned Properties has invested in and partnered with two new PropTech Data Project teams focused on providing solutions to address these critical real estate needs in regulated industries.

- **Zoned Properties PropTech Project #1: GIS Zoning & Mapping**
  - With our strategic partner and investment into the project, our goal is to utilize advanced property technology to provide solutions for property identification in regulated industries such as regulated cannabis.

- **Zoned Properties PropTech Project #2: Brick & Mortar Retail**
  - With our strategic partner and investment into the project, our goal is to provide emerging and regulated industry operators with the tools to enhance the value of their brick & mortar real estate, through consumer-centric and brand-centric property technology solutions.

OTCQB: ZDPY I August 2021 877-360-8839 | @ZonedProperties

CORPORATE SOCIAL RESPONSIBILITY • Why would a national real estate company like Zoned Properties work on integrating legacy cannabis into modern communities through regulated real estate development projects? • As NAREIT points out in its Sustainability and Investing Overview, "Real estate is not just the physical places where we live, work, and spend our leisure time; it helps unite and define local communities and provides an important investment resource to millions of Americans.” * • We have a chance to set the stage & create the paradigm for the future of the cannabis marketplace by focusing on these efforts. * Source: https://www.reit.com/investing/reits - sustainability 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

ZONED PROPERTIES PORTFOLIO 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

PORTFOLIO EXPANSION & CASH FLOW (As of June 30, 2021) Portfolio Annual Cash Flow Before and After 2020 Lease Amendments Projected Portfolio Cash Flow with Planning Expansion $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion After Phase 2 Expansion Total Property Portfolio Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Significant Tenant has contractually agreed to invest $8 Million into Portfolio for Phase 1 Expansion. 2 Master Plan has been approved for Phase 2 Expansion. Capital Source has not yet been identified to complete Phase 2 Expansion . 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3 OTCQB: ZDPY I August 2021

PORTFOLIO EXPANSION & RENTABLE SQF (As of June 30, 2021) Developed & Rentable Square Footage Before and After 2020 Lease Amendments Projected Portfolio Square Footage with Planning Expansion 0 50,000 100,000 150,000 200,000 250,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion After Phase 2 Expansion Total Property Portfolio Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Projected to include approximately 155,000 square feet of developed & rentable square footage. 2 Projected to include approximately 225,000 square feet of developed & rentable square footage. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3 OTCQB: ZDPY I August 2021

SUMMARY CAPITAL STRUCTURE Book Value (BV) of Total Capital Market Value (MV) of Total Capital 1 $2.02M of Debt + $6.09M of Stockholders’ Equity = $8.11M BV of Total Capital 2 $2.02M of Debt + $7.50M of MV Equity ($0.615/share at 6/30/2021 * 12.20M shares outstanding) = $9.52 MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 79% 21% 75% 25% $8.1M 1 $9.5M 2 (As of June 30, 2021) *$ in millions 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

SUMMARY STATEMENTS OF OPERATIONS Year Six Months Ended Year Ended 6/30/2021 12/31/2020 12/31/2019 12/31/2018 12/31/2017 Total revenues $895,909 $1,215,442 $1,260,421 $1,236,930 $2,113,864 Total operating expenses $799,624 $1,177,709 $1,259,706 $3,198,413 $1,416,698 Interest expenses $60,000 $120,000 $120,000 - $42,983 Interest expenses – related parties $600 $1,200 $1,200 $121,200 $129,288 Net income (loss) $41,259 $(78,338) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 Total Common Shares Outstanding 12,201,548 12,011,548 11,901,548 17,441,552 17,345,497 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. 877 - 360 - 8839 | @ZonedProperties (As of June 30, 2021) OTCQB: ZDPY I August 2021

SUMMARY BALANCE SHEETS As of 6/30/2021 12/31/2020 Cash $1,031,316 $699,335 Rental Properties, net $6,582,173 $7,027,436 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,279,858 $2,192,000 Total Shareholders’ Equity $6,088,705 $5,935,737 $6,088,705 $2,279,858 $8,368,563 Total Shareholders' Equity Total Liabilities Total Assets Summary Balance Sheets as of June 30, 2021 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

David Honaman Independent Director COMPANY LEADERSHIP Executive Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Independent Director Derek Overstreet Independent Director 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021 Bryan McLaren, MBA Chief Executive Officer & Chief Financial Officer Berekk Blackwell Chief Operating Officer

ZONED PROPERTIES ® , INC. TIGHT CAPITAL STRUCTURE 12,201,548 COMMON SHARES (As of June 30, 2021) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP ( No Toxic Debt) MULTI - STATE EXPERIENCE & PROVEN SUCCESS EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. OVER 5 - YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS CASH FLOW POSITIVE FROM OPERATIONS ANCILLARY / NON - PLANT TOUCHING 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021

FOR MORE INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman, CEO & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2021